Exhibit 99.1

CONTACT:
Robert C. Griffith	Joseph N. Jaffoni
Chief Operating Officer/Chief Financial Officer	Jaffoni & Collins Incorporated
(303) 706-0778	(212) 835-8500 or FLYR@jcir.com

FOR IMMEDIATE RELEASE

NAVIGANT INTERNATIONAL (FLYR.PK) COMPLETES

FINANCIAL REVIEWS AND FILES 2004 FORM 10-K

– Provides Updates on Other Matters Related to Financial Review –

Denver, CO; October 7, 2005 – Navigant International, Inc. (Pink Sheets: FLYR), the second largest provider of corporate travel management services in the United States based on airline tickets sold, announced today that the Company has completed its financial reviews related to its allocation of the purchase price of certain business acquisitions – between goodwill and customer-related and other identifiable intangibles – from 1997 through 2004 and regarding lease accounting practices. As a result, the Company has finalized its financial statements for the fiscal year ended December 26, 2004 and has filed its 2004 Form 10-K with the Securities and Exchange Commission.

Navigant has restated previously issued financial information for the fiscal years 2000, 2001, 2002 and 2003, each of the four quarters of fiscal 2003, the first three quarters of fiscal 2004 and the previously announced results for fiscal 2004. The restatements relate to non-cash adjustments that had the effect of reducing previously reported diluted earnings per share for 2000, 2001, 2002, 2003 and 2004. The restatements did not affect previously reported net cash provided by operating activities or cash and cash equivalents at the end of the periods that were restated. The table below summarizes the effect of the restatements on the previously announced annual results:

(in thousands, except per share data)	2000 Restated	2000 Previously Reported	2001 Restated	2001 Previously Reported	2002 Restated	2002 Previously Reported
Revenues	$315,029	$315,029	$350,331	$350,331	$371,283	$371,283
EBITDA (1)	$47,912	$48,135	$36,739	$37,027	$57,441	$57,542
Depreciation and amortization expense	$12,658	$12,433	$20,369	$18,028	$13,231	$10,049
Operating income	$35,254	$35,702	$16,370	$18,999	$44,210	$47,493
Net income (loss)	$13,951	$14,229	$(896)	$440	$16,850	$18,892
Diluted EPS	$1.13	$1.15	$(0.07)	$0.03	$1.19	$1.34

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Navigant International, 10/7/05	page 2

(in thousands, except per share data)	2003 Restated	2003 Previously Reported	2004	2004 Previously Provided
Revenues	$352,283	$352,283	$451,365	$451,365
EBITDA (1)	$49,608	$49,702	$56,016	$55,929
Depreciation and amortization expense	$13,179	$10,307	$13,249	$10,121
Operating income	$36,429	$39,395	$42,767	$45,808
Net income	$5,009	$6,849	$18,913	$20,802
Diluted EPS	$0.35	$0.47	$1.06	$1.16

(1)	EBITDA is defined as earnings before interest, taxes, depreciation and amortization. A reconciliation of the above EBITDA figures to the Company’s net income is included at the end of this release. The Company believes EBITDA provides investors with a liquidity measurement tool utilized by management and a helpful measure with which to evaluate compliance with their credit agreements. The Company’s credit facility contains covenants that are based on an EBITDA measure including covenants concerning total leverage, senior leverage and fixed charges coverage. EBITDA is not a measure of performance or liquidity calculated in accordance with generally accepted accounting principles and investors should not consider this measure in isolation or as a substitute for net income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with generally accepted accounting principles.

Update on Matters Related to the Financial Reviews:

•	On September 30, 2005, the lending banks under Navigant’s existing Credit Agreement agreed to extend the date by which the Company must provide year-end audited financial statements for 2004, quarterly financial statements for the first and second fiscal quarters of 2005 and the related compliance certificates, to the lending banks until October 28, 2005.

•	Navigant expects to file its Form 10-Qs for the fiscal 2005 first and second quarters ended March 27, 2005 and June 26, 2005, respectively, as soon as possible. Navigant expects that the net income, operating income, operating margin and diluted earnings per share for the first and second quarters of 2005 will be different than previously estimated because the amounts allocated from goodwill to customer related and other identifiable intangibles as reflected in the restated financial statements is higher than previously announced.

•	When Navigant is current with its Securities and Exchange Commission periodic reports, it plans to file for re-listing of its common stock on The Nasdaq National Market.

In addition, Navigant management and Deloitte & Touche LLP have identified material weaknesses (as defined under standards of the Public Company Accounting Oversight Board) and have issued opinions that the Company has not maintained effective internal controls over financial reporting as of December 26, 2004 because of the material weaknesses. The Company has initiated, or plans to undertake, measures to address these weaknesses. The indicated weaknesses concern controls over accounting for acquisitions and segregation of duties within the Company’s finance and accounting functions.

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Navigant International, 10/7/05	page 3

EBITDA Reconciliations

(in thousands)	2000 Restated	2000 Previously Reported	2001 Restated	2001 Previously Reported	2002 Restated	2002 Previously Reported
Net income (loss)	$13,951	$14,229	$(896)	$440	$16,850	$18,892
Add: Provision for income taxes	9,748	9,918	945	2,238	10,223	11,464
Add: Interest expense, net and other	12,424	12,424	16,186	16,186	17,137	17,137
Add: Depreciation and amortization expense	12,658	12,433	20,369	18,028	13,231	10,049
Add: Minority interest	(869)	(869)	135	135

EBITDA	$47,912	$48,135	$36,739	$37,027	$57,441	$57,542

(in thousands)	2003 Restated	2003 Previously Reported	2004	2004 Previously Provided
Net income	$5,009	$6,849	$18,913	$20,802
Add: Provision for income taxes	3,063	4,189	11,569	12,721
Add: Interest expense, net and other	28,357	28,357	12,285	12,285
Add: Depreciation and amortization expense	13,179	10,307	13,249	10,121

EBITDA	$49,608	$49,702	$56,016	$55,929

About Navigant International, Inc.

Denver-based Navigant International, Inc., d/b/a TQ3Navigant, is a global provider of travel management solutions that add significant value by reducing costs, increasing management and control, and improving travel efficiency. The Company delivers integrated travel management solutions blending advanced technology with personalized service and expertise. The Company currently employs approximately 5,200 Associates and has operations in approximately 1,000 locations in 23 countries and U.S. territories. Navigant’s shares are traded over-the-counter under the symbol FLYR.

This news release contains forward-looking statements, including statements about the Company’s financial results, high leverage of debt to equity, transaction volumes, growth strategies and opportunities, the integration of prior or potential future acquisitions, re-listing of the Company’s stock on the Nasdaq National Market and general industry or business trends or events. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, without limitation, completion of the company quarterly financial statements for 2005 to date, our significant indebtedness and variable interest payment obligations, restrictions in our credit facility on our ability to finance future operations or capital needs, disruptions in the travel industry such as those caused by terrorism, war or general economic downturn, modification of agreements with travel vendors or suppliers including any commissions, overrides or incentives, competition, our ability to continue to acquire and integrate potential future acquisitions, our ability to manage our business and implement growth strategies, failure of technology on which we rely, other risks described in the Company’s annual report on Form 10-K for the year ended December 26, 2004, and the risk factors detailed from time to time in the Company’s SEC reports, including the reports on Forms 10-K and 10-Q. The forward-looking statements made herein are only as of the date of this press release, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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